                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         June 13, 2002
                                                  -----------------------------



                       HUTCHINSON TECHNOLOGY INCORPORATED
             (Exact name of registrant as specified in its charter)



         MINNESOTA                      0-14709                   41-0901840
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



               40 WEST HIGHLAND PARK
               HUTCHINSON, MINNESOTA                               55350
     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code      (320) 587-3797
                                                   ---------------------------

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 13, 2002, Hutchinson Technology Incorporated (the "Company") discontinued the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and engaged Deloitte & Touche LLP ("D&T") as the Company's independent auditors for the fiscal year ending September 29, 2002. The Audit Committee of the Company approved discontinuing the engagement of Arthur Andersen and engaging D&T as the Company's independent auditors.

         During the Company's two most recent fiscal years ended September 30, 2001 and September 24, 2000 and through June 13, 2002, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements of the Company and its subsidiaries for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The reports of Arthur Andersen on the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended September 30, 2001 and September 24, 2000 contained no adverse opinions or disclaimers of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company has provided a copy of the above disclosures to Arthur Andersen. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated June 14, 2002, stating its agreement with said statements.

         During the fiscal years ended September 30, 2001 and September 24, 2000 and through the date hereof, the Company did not consult D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits. The following exhibit is filed with this report.

              16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 14, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HUTCHINSON TECHNOLOGY INCORPORATED



Date:  June 14, 2002                     By /s/ John A. Ingleman
                                            ------------------------------------
                                            John A. Ingleman
                                            Vice President and Chief Financial
                                            Officer

                                INDEX TO EXHIBITS




      Exhibit
        No.                                                   Description
---------------------     ------------------------------------------------------------------------------------
        16.1              Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated
                          June 14, 2002.
